Avondale Total Return Fund
                  Supplement to Prospectus dated August 1, 1995

The disclosure under the caption "How to Invest in the Fund" and "How to Redeem an Investment in the Fund" in the Fund's prospectus dated August 1, 1995 is supplemented by the following information. Shareholders should review those portions of the prospectus for a complete discussion regarding purchases and redemptions of fund shares.

Effective March 8, 1996, Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 will serve as Custodian of the Fund's assets and American Data Services, Inc., 24 West Carver St., Huntington, NY 11743 will serve as the Fund's Transfer and Shareholder Service Agent.

Shareholders should direct correspondence and inquiries as follows:

INVESTMENTS

BY MAIL: Initial and subsequent investments should be sent to Avondale Total Return Fund, P.O. Box 856, Cincinnati, OH 45264-0856.

BY WIRE: It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

Shareholders should instruct their bank to wire funds as follows:

Star Bank, N.A. Cinti/Trust
ABA #0420-0001-3
Attn:  Avondale Total Return Fund
DDA # 483897914
Account name (shareholder name)
Shareholder account number

BY COURIER: All investments sent by overnight or other courier services should be sent to Avondale Total Return Fund, c/o Star Bank, N.A., 425 Walnut Street, Mutual Fund Custody Dept. M.L. 6118, Cincinnati, OH 45202.

REDEMPTIONS:

DIRECT REDEMPTION: Requests for redemption of fund shares should be mailed to Avondale Total Return Fund, 24 West Carver St., Huntington, NY 11743.

TELEPHONE REDEMPTION: If you have completed the Redemption by Telephone portion of the Fund's account application you may redeem shares on any business day the New York Stock Exchange is open by calling the Transfer Agent at 1-800-385-7003 before 4:00 p.m. Eastern time.

All other shareholder account questions should be directed to 1-800-385-7003.

                           AVONDALE TOTAL RETURN FUND

                                  1105 Holliday
                           Wichita Falls, Texas 76301
                                 (817) 761-3777

     The AVONDALE TOTAL RETURN FUND (the "Fund") is a mutual fund with the investment objective of seeking the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in higher quality fixed income obligations and equity securities (common and preferred stocks). The balance between debt and equity securities will be adjusted based upon the market interpretation of the Manager of the Fund.

     This Prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. The Fund is a series of Professionally Managed Portfolios. A Statement of Additional Information dated August 1, 1995, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Fund at the address given above.


                                     TABLE OF CONTENTS

            Expense Table .......................................  2
            Financial Highlights ................................  3
            Objective and Investment Approach of the Fund .......  4
            Management of the Fund ..............................  6
            How To Invest in the Fund ...........................  7
            How To Redeem an Investment in the Fund .............  8
            Services Available to the Fund's Shareholders .......  9
            How the Fund's Per Share Value Is Determined ........ 10
            Distributions and Taxes ............................. 10
            General Information ................................. 11



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         Prospectus dated August 1, 1995

The AVONDALE TOTAL RETURN FUND (the "Fund") is a diversified series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company offering redeemable shares of beneficial interest. Shares of the Fund may be purchased at their net asset value per share. The minimum initial investment is $1,000, with subsequent investments of $250 or more ($500 and $100, respectively, for retirement plans). Shares will be redeemed at net asset value per share.

                                  EXPENSE TABLE

     Expenses are one of several factors to consider when investing in the Fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. Actual expenses may be more or less than those shown.

Shareholder Transaction Expenses

   Maximum Sales Load Imposed on Purchases.............................. None
   Maximum Sales Load Imposed on Reinvested Dividends................... None
   Deferred Sales Load.................................................. None
   Redemption Fees...................................................... None
   Exchange Fee ........................................................ None

Annual Fund Operating Expenses
   (As a percentage of average net assets)

   Management Fees...................................................... 0.70%
   Other Expenses....................................................... 1.07%
                                                                         -----
   Total Fund Operating Expenses ....................................... 1.77%
                                                                         =====

Example

This table illustrates the net transaction and operating expenses that would be incurred by an investment in the Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of each time period.....................

                   1 Year    3 Years      5 Years    10 Years
                    $18        $56          $96        $208

     The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the example to assume a 5% annual return, but the Fund's actual return may be higher or lower. See "Management of the Fund."

                              FINANCIAL HIGHLIGHTS
                For a share outstanding throughout each period.

     The following information has been audited by Tait, Weller & Baker, independent accountants, whose unqualified report covering the five years in the fiscal period ended March 31, 1995 is incorporated by reference herein and appears in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes which appear in the Statement of Additional Information. Further information about the Fund's performance is contained in its annual report to shareholders, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover.

                                                                Year Ended March 31,                     October 12, 1988*
                                                   ----------------------------------------------------        to
                                                   1995      1994     1993      1992     1991     1990   March 31, 1989
                                                                                                         --------------
Net Asset Value, beginning of period...........   $22.93    $24.78   $24.19    $22.44   $20.76    $19.84   $20.00

Income from Investment Operations:
      Net investment income ...................      .23       .26      .46       .51      .75       .88      .48
      Net realized and unrealized (loss) gain
        on investments........................      1.49      (.44)    1.62      1.92     1.46      1.13     (.14)
-------------------------------------------------------------------------------------------------------------------
      Total from investment operations.........     1.72      (.18)    2.08      2.43     2.21      2.01      .34
-------------------------------------------------------------------------------------------------------------------
Less Distributions:
      Dividends (from net investment income) (.23)  (.35)     (.49)    (.68)     (.53)    (.79)     (.50)
      Distributions (from net capital gains)..      (.84)    (1.32)   (1.00)      -0-      -0-      (.30)     -0-
-------------------------------------------------------------------------------------------------------------------
      Total distributions.....................     (1.07)    (1.67)   (1.49)     (.68)    (.53)    (1.09)    (.50)
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of period.................   $23.58    $22.93   $24.78    $24.19   $22.44    $20.76   $19.84
===================================================================================================================

      Total Return.............................     7.82%    (0.82)%   9.19%    11.07%   10.90%    10.13%    1.72%

Net Assets, end of period (millions) ..........   $ 6.9     $ 7.4    $ 7.6     $ 7.8    $ 5.4     $ 2.4    $ 0.7

Ratios/Supplemental Data:
Ratios of expenses to average net assets:
      Before expense reimbursement.............     1.77%     1.83%    1.78%     2.13%    2.58%     4.27%    9.33%+
      After expense reimbursement.............      1.77%     1.83%    1.78%     1.96%    1.98%     1.92%    1.30%+
Ratios of net income (loss) to average net assets:
      Before expense reimbursement.............     0.96%     1.09%    1.97%     2.00%    3.02%     1.81%   (2.63)%+
      After expense reimbursement.............      0.96%     1.09%    1.97%     2.17%    3.62%     4.16%    5.40%+

Portfolio turnover rate .......................    52.24%    73.65%  157.64%    59.58%   65.51%    99.50%   60.82%+

* Effective date of the Fund's initial registration under the Securities Act of 1933.

+ Annualized.

                  OBJECTIVE AND INVESTMENT APPROACH OF THE FUND

     The investment objective of the Fund is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in higher quality fixed income debt securities and equity securities. There is, of course, no assurance that the Fund's objective will be achieved, and the Fund's net asset value per share will fluctuate as the market value of its investment portfolio fluctuates.

     General Policies. The Fund will normally invest in fixed income debt securities, common stocks, securities convertible into common stocks, and preferred stocks.

     The Fund's investment manager, Herbert R. Smith, Incorporated, (the "Manager") has the flexibility to select among different types of investments for growth and income and to alter the composition of the portfolio as economic and market trends change. The Fund may invest up to 100% of the value of its total assets in higher quality debt securities which, at the time of purchase, are rated A or better by either Moody's Investors service ("Moody's") or by Standard & Poor's Corporation ("S&P") or, if unrated, are judged by the Manager to be of comparable quality to such rated securities. An Appendix in the Statement of Additional Information contains a complete description of the applicable ratings of Moody's and S&P.

     Up to 85% of the Fund's total assets at any time may be invested in equity securities (common and preferred stocks). For defensive purposes or pending longer-term investment, the Fund also may temporarily invest any amount of its assets in high quality short-term money market instruments rated in the top two grades by Moody's or S&P or, if unrated, instruments deemed to be of comparable quality by the Fund's Manager.

     The average dollar-weighted effective maturity of the Fund's debt security portfolio will not exceed 10 years, and no debt security will have an effective maturity exceeding 15 years.

     The Fund is diversified, which under applicable federal law means that as to 75% of its total assets, no more than 5% may be invested in securities of a single issuer and that no more than 10% of its total assets may be invested in the voting securities of such issuer.

     Investment Approach. The Manager is a risk-averse investor. The Manager follows a dual screen process it has developed that uses a combination of fundamental and technical analysis.

     Fundamental analysis with respect to debt securities is concerned with the present and future state of the economy, monetary conditions, the outlook for interest rates and the creditworthiness of the issuer. Technical analysis studies and tracks various economic data as well as supply and demand factors such as price movements and trading volume. From this dual analysis, the Manager develops its policy regarding maturity and duration of debt securities. It pays close attention to the yield curve, i.e., the yields to be earned by investing in various maturities.

     Fundamental analysis with respect to equity securities is concerned with the business value of the individual company as well as the economy and factors relating to the company's prospects for increased earnings and a higher stock price. In the equity area, technical analysis focuses on supply and demand conditions for a stock, or the stock market as a whole, as revealed by price movements, money flow, trading volume and other factors. Using this dual analysis, the Manager is able to identify individual stocks, industries and industry groups whose statistical patterns are weakening or strengthening.

     Foreign Securities. The Fund may invest up to 15% of its assets in foreign securities. These include U.S. Dollar denominated securities of foreign issuers, securities of foreign issuers that are listed and traded on a domestic national securities exchange, and American Depositary Receipts ("ADR's"). ADR's are receipts typically issued by a U.S. bank or trust company evidencing ownership of underling foreign securities.

         There are risks associated with investing in foreign securities. There may be less publicly available information about these issuers than is available about companies in the U.S., and foreign auditing requirements may not be comparable to those in the U.S. Interest or dividends on foreign securities may be subject to foreign withholding taxes. Investments in foreign countries may be subject to the possibility of expropriation or confiscatory taxation, exchange controls, political or social instability or diplomatic developments that could adversely affect the value of those investments. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments.

     Securities Lending. In order to generate additional income, the Fund may lend up to 30% of its portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not affiliated with the Fund's Manager or Distributor and whose creditworthiness is acceptable to the Manager. The borrower must deliver to the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned at all times during the loan. During the time the portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral or a letter of credit.

     Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive investment in periods when the Fund is primarily in short-term maturities. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Trust's Board of Trustees. The Manager monitors the creditworthiness of the banks and securities dealers with whom the Fund engages in repurchase transactions, and the Fund will not invest more than 10% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days.

     When-Issued Securities. The Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund's net asset value. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund limits its investments in when-issued securities to less than 5% of its total assets. When the Fund purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its Custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

     Portfolio Turnover. The annual rate of portfolio turnover is anticipated to be less than 100%. However, under certain market conditions, the Fund may experience a higher rate of portfolio turnover. The Fund's portfolio turnover rate is set forth in the Financial Highlights table on page 3. In general, the Manager will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund's objective. Although the Fund anticipates that it will be able to effect transactions at sharply discounted brokerage commission rates or spreads, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund, and may increase realized capital gains which are taxable to Fund shareholders when distributed.

     Investment   Restrictions.   The  Fund  has  adopted   certain   investment
restrictions, which are described fully in the Statement of Additional Information. One of these restrictions states that the Fund may borrow money only from banks for temporary or emergency purposes in amounts not to exceed 10% of the Fund's assets, and that additional investments may not be made while any such borrowings are in excess of 5% of the Fund's assets. Like the Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of the Fund's outstanding shares.

                             MANAGEMENT OF THE FUND

     The Board of Trustees of the Trust establishes the Fund's policies and supervises and reviews the management of the Fund. Herbert R. Smith, Incorporated, 1105 Holliday, Wichita Falls, Texas 76301, the Fund's Manager, has been in the investment advisory business since 1970 and manages private and institutional accounts with aggregate assets of approximately $3 billion as of the date of this Prospectus. Mr. Herbert R. Smith is principally responsible for management of the Fund's portfolio.

     The Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund, furnishes the Fund with office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation, the Fund pays the Manager a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the following annual rates: 0.70% on the first $200 million of net assets; 0.60% on the next $300 million of net assets; and 0.50% on net assets exceeding $500 million.

     Investment Company Administration Corporation (the "Administrator") acts as the Fund's administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, prepares reports and materials to be supplied to the trustees, monitors the activities of the Fund's custodian, transfer agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to the greater of 0.15 of 1% of the Fund's average daily net assets or $30,000.

     The Fund is responsible for its own operating expenses. The Manager has agreed to reduce its fees or reimburse the Fund for its annual operating expenses which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The Manager also may reimburse additional amounts to the Fund at any time in order to reduce the Fund's expenses, or to the extent required by applicable securities laws. To the extent the Manager performs a service for which the Fund is obligated to pay, the Fund shall reimburse the Manager for its costs incurred in rendering such service.

     The Manager considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Manager may lawfully and appropriately use in its investment management and advisory capacities. Provided the Fund receives prompt execution at competitive prices, the Manager may also consider the sale of Fund shares as a factor in selecting broker-dealers for the Fund's portfolio transactions. The Fund will not effect portfolio transactions with, nor pay commissions to, any broker-dealer affiliated with the Manager.

                            HOW TO INVEST IN THE FUND

     The minimum initial investment is $1,000. Subsequent investments must be at least $250. Investments in retirement plans may be for minimums of $500 and $100, respectively. The Distributor may, at its discretion, waive the minimum investment requirements for purchases in conjunction with certain group or periodic plans. In addition to cash purchases, shares may be purchased by tendering payment in kind in the form of shares of stock, provided that any such tendered stock is readily marketable, its acquisition is consistent with the Fund's investment objective, the tendered stock is otherwise acceptable to the Fund's Manager, and the investor agrees to pay the brokerage commissions on any sale of stock so tendered if it is sold by the Fund within 90 days of acquisition.

     Investors may purchase shares of the Fund by check or by wire:

By check

     Initial Investment. Complete the Fund's Account Application (included with this Prospectus). Make your check payable to "Avondale Total Return Fund." Mail or deliver the completed Account Application and your check to the Fund's Transfer Agent:

     The Provident Bank
     Mutual Fund Services
     P.O. Box 14967
     Cincinnati, Ohio 45250-0967

     Subsequent Investments. Detach and complete the stub attached to your account statement. Make your check payable to "Avondale Total Return Fund." Write your shareholder account number on the check. Mail or deliver the check and reinvestment form to The Provident Bank in the envelope provided or send to the Bank at the address indicated above.

By wire

     Initial Investment. Before wiring funds, call the Transfer Agent at (800) 424-2295 to advise the Transfer Agent that you intend to make an initial investment by wire and to receive an account number. Provide the Transfer Agent with your name, and the dollar amount to be invested. Complete the Fund's Account Application (included with this Prospectus). Be sure to include the date and the order confirmation number. Mail or deliver the completed Application to the appropriate address shown at the top of the Account Application. Request your bank to transmit immediately available funds by wire for purchase of shares in your name to the Fund's Custodian, as follows:

     The Provident Bank
     ABA Routing Number: 042000424
     for further credit to Avondale Total Return Fund DDA 0118-754 Custody acct. # 188001051
     Account Number [Name of Shareholder]

     Subsequent Investments. Instruct your bank to wire funds as indicated above. It is not necessary to contact the Transfer Agent prior to making subsequent investments by wire. It is essential that complete information regarding your account be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Investors may obtain further information about remitting funds in this manner from the Transfer Agent, and any fees that may be imposed from their own banks.

     General. Investors will not be permitted to redeem any shares purchased with an initial investment made by wire until one business day after the completed Account Application is received by the Fund. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks and should not be made by third party check. A charge may be imposed if any check used for investment does not clear. The Fund and its Distributor, First Fund Distributors, Inc. (the "Distributor"), reserve the right to reject any purchase order in whole or in part.

     If an order, together with payment in proper form, is received by the Transfer Agent by the close of trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), Fund shares will be purchased at the offering price determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the offering price determined as of the close of trading on the New York Stock Exchange on the next business day.

     Federal tax regulations require that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid backup withholding of taxes at the rate of 31% on taxable distributions and proceeds of redemptions. See the Fund's Account Application for further information concerning this requirement.

     The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder.

                     HOW TO REDEEM AN INVESTMENT IN THE FUND

     A shareholder has the right to have the Fund redeem all or any portion of his outstanding shares at their current net asset value on each day the New York Stock Exchange is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption.

Direct Redemption

     A written request for redemption must be received by the Fund's Transfer Agent in order to constitute a valid tender for redemption. To protect the Fund and its shareholders, a signature guarantee is required for certain transactions, including redemptions. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as defined in the federal securities laws; these institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Telephone Redemption.

     Shareholders who complete the Redemption by Telephone portion of the Fund's Account Application may redeem shares on any business day the New York Stock Exchange is open by calling the Fund's Transfer Agent at (800) 424-2295 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired at the shareholder's direction the next business day to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds).

     By establishing telephone redemption privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of any person by telephone to redeem from the account for which such service has been authorized and transfer the proceeds to the bank account designated in the Authorization. The Fund and the Transfer Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on such instructions. Neither the Fund nor the Transfer Agent will be liable for any loss, expense, or cost arising out of any telephone redemption request, including any fraudulent or unauthorized requests that are reasonably believed to be genuine, provided that such procedures are followed. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     Shareholders may request telephone redemption after an account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption during periods of abnormal market activity.

General

     Payment of the redemption proceeds will be made promptly, but not later than seven days after the receipt of all documents in proper form, including a written redemption order with appropriate signature guarantee in cases where telephone redemption privileges are not being utilized. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. In the case of shares purchased by check and redeemed shortly after purchase, the Fund will not mail redemption proceeds until it has been notified that the check used for the purchase has been collected, which may take up to 15 days from the purchase date. To minimize or avoid such delay, investors may purchase shares by certified check or federal funds wire. A redemption may result in recognition of a gain or loss for federal income tax purposes.

     Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account, other than retirement plan or Uniform Gifts/Transfers to Minors Acts accounts, if at any time, due to redemptions by the shareholder, the total value of a shareholder's account does not equal at least $1,000. If the Fund determines to make such an involuntary redemption, the shareholder will first be notified that the value of his account is less than $1,000 and will be allowed 30 days to make an additional investment to bring the value of his account to at least $1,000 before the Fund takes any action.

                  SERVICES AVAILABLE TO THE FUND'S SHAREHOLDERS

     Retirement Plans. The minimum initial investment for such plans is $500, with minimum subsequent investments of $100. The Fund also offers a prototype Individual Retirement Account ("IRA") plan. Investors should consult a tax adviser before establishing an IRA plan.

     Check-A-Matic Plan. For the convenience of shareholders, the Fund offers a preauthorized check service under which a check is automatically drawn on the shareholder's personal checking account each month for a predetermined amount (but not less than $500), as if the shareholder had written it directly. Upon receipt of the check, the Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Distributor. There is no charge by the Fund for this service. The Distributor may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Transfer Agent in writing.

     Systematic Withdrawal Program. As another convenience, the Fund offers a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

     A withdrawal under the Systematic Withdrawal Program involves a redemption of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceed the dividends credited to the shareholder's account, the account ultimately may be depleted.

                  HOW THE FUND'S PER SHARE VALUE IS DETERMINED

     The net asset value of a Fund share is determined once daily as of the close of public trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding.

     Portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Trust's officers in accordance with methods which are specifically authorized by the Board of Trustees. Short-term obligations with maturities of sixty days or less are valued at amortized cost as reflecting fair value.

                             DISTRIBUTIONS AND TAXES

     Dividends and Distributions. Dividends from net investment income are declared and paid quarterly, shortly before the end of each calendar quarter. Any net realized long-term capital gains not previously distributed and any undistributed short-term capital gains earned during the Fund's fiscal year will be distributed to shareholders following the conclusion of the Fund's fiscal year (March 31), with a supplemental distribution on or about December 31 of any additional undistributed capital gains earned during the 12-month period ended October 31.

     Dividends and capital gains distributions (net of any required tax withholding) are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

     Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the reinvestment date by the amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

     Taxes. The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As long as the Fund continues to qualify, and as long as the Fund distributes all of its net investment income and net realized capital gains in accordance with the timing requirements of the Code, the Fund will not be subject to any federal or excise taxes. However, distributions made by the Fund will be taxable to shareholders (other than tax-exempt entities), whether received in shares (through dividend reinvestment ) or in cash. Distributions derived from net investment income and short-term capital gains are taxable to shareholders as ordinary income. A portion of such distributions may qualify for the intercorporate dividends-received deduction. Distributions derived from long-term capital gains are taxable as such regardless of the length of time shares of the fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions.

     Additional  information  about  taxes  is set  forth  in the  Statement  of
Additional   Information.   Shareholders   should  consult  their  own  advisers
concerning federal, state and local taxation of distributions from the Fund.

                               GENERAL INFORMATION

     The Trust. The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

     Shareholder Rights. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Management Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

     Performance Information. From time to time, the Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent four calendar quarters, the past five years and from the Fund's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time. The Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment (at the maximum public offering price) at the beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all distributions at net asset value. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

     Shareholder Inquiries. Shareholder inquiries should be directed to the Transfer Agent at (800) 424-2295.

This Prospectus is not an offering of the securities herein described in any state in which the offering is unauthorized. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus or in the Statement of Additional Information.

                               Investment Manager

                         Herbert R. Smith, Incorporated
                                  1105 Holliday
                           Wichita Falls, Texas 76301
                                 (817) 761-3777

                                        o

                                   Distributor

                          First Fund Distributors, Inc.
                      4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

                                        o

                          Custodian and Transfer Agent

                               The Provident Bank
                             One East Fourth Street
                             Cincinnati, Ohio 45202
                                 (800) 424-2295

                                        o

                                    Auditors

                              Tait, Weller & Baker
                               2 Penn Center Plaza
                        Philadelphia, Pennsylvania 19102

                                        o

                                  Legal Counsel

                       Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104


                                 A fully managed
                                   mutual fund

                                    AVONDALE

                                TOTAL RETURN FUND


                                 A fully managed
                                   mutual fund
                             investing in equity and
                           higher quality fixed-income
                             securities, seeking the
                              combination of income
                            and capital appreciation
                                that will produce
                              maximum total return


                               P R O S P E C T U S

                                 August 1, 1995